UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

PROLOGIS, INC.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLD	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders held on May 1, 2019, our stockholders approved by requisite vote the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in our Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 22, 2019.

1.	Elect twelve directors to our board of directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	516,389,392	13,023,272	28,757,952	17,639,879
Cristina G. Bita	556,319,825	1,651,667	199,124	17,639,879
George L. Fotiades	349,740,727	208,223,330	206,559	17,639,879
Philip L. Hawkins	544,410,754	13,554,175	205,687	17,639,879
Lydia H. Kennard	538,024,547	19,948,851	197,218	17,639,879
J. Michael Losh	318,366,280	239,578,530	225,806	17,639,879
Irving F. Lyons III	555,771,531	2,196,780	202,305	17,639,879
David P. O’Connor	551,749,715	6,211,047	209,854	17,639,879
Olivier Piani	556,245,767	1,720,130	204,719	17,639,879
Jeffrey L. Skelton	498,991,060	57,281,688	1,897,868	17,639,879
Carl B. Webb	551,998,087	5,968,385	204,144	17,639,879
William D. Zollars	545,658,731	12,307,965	203,920	17,639,879

2.	Advisory Vote to Approve the Company’s Executive Compensation for 2018

Votes For	Votes Against	Abstentions	Broker Non-Votes
469,055,714	88,596,728	518,174	17,639,879

3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
570,358,884	5,246,571	205,040	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2019

PROLOGIS, INC.

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel

Date: May 2, 2019

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

By:	/s/ Deborah K. Briones
Name:	Deborah K. Briones
Title:	SVP, Associate General Counsel